UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

60 Victoria Embankment, London, EC4Y 0JP

(Address of principal executive offices) (Zip code)

c/o Carmine Lekstutis

Chief Legal Officer,

JPMorgan, 277 Park Avenue, New York, NY 10172

(Name and address of agent for service)

Registrant’s telephone number, including area code: +44 207 742 3436

Date of fiscal year end: June 30

Date of reporting period: December 31, 2024

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thekoreafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s stockholder servicing agent at (866) 706-0510.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time by calling the Fund’s stockholder servicing agent at (866) 706-0510. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Semi-Annual Report

December 31, 2024

This report contains the following two documents:

•	Chairman’s Letter to Stockholders
•	Semi-Annual Report to Stockholders—December 31, 2024

The Korea Fund, Inc. Chairman’s Letter to Stockholders

Dear fellow Stockholders

We have pleasure in providing the Interim Report for The Korea Fund, Inc. (the “Fund”) covering the first half of its financial year 2024 – 2025, that is from July 1 to end-December 2024 – otherwise referred to herein as the “Period”.

The Period to date, I regret to report, has not been encouraging from the point of view of investors. The Period’s start-date coincided with a peak in the stock market following some 18 months of recovery after the sharp decline in prices commencing early in 2021. To recap market movements briefly, the Korean stock market declined some 30% from early in 2021 to virtually the end of calendar 2022 before recovering some 25% between end-2022 and July 2024, only to continue its downward retreat from the very outset of this Period through November, marking the longest downturn since the COVID crisis.

Through the Period market sentiment was badly damaged by both domestic and international events. On the domestic front, a still pending decision by the Constitutional Court of Korea overhangs sentiment. The issue being as to whether to impeach President Yoon Suk Yeol for his declaration of martial law in December 2024 on the grounds of his accusations that members of the National Assembly were supporting North Korea. In fact, the National Assembly annulled the declaration within hours of Yoon’s instigation however the uncertainty and turmoil stirred by it continue to linger. On the international front, concern of the possible policies to be adopted by, the then President-elect, Trump dampened sentiment and, in particular, his intended approach towards China – a major trading partner of South Korea, together with the President-elects’s policies towards the implementation of trade tariffs and any knock on implications towards world trade. Simultaneously, the Korean won has depreciated through the Period some 4.3% versus the US dollar reaching, 1,471.95, its weakest level in 25 months following the declaration of martial law in December. These factors, combined with low return on equity and weak corporate governance, have contributed to a challenging environment for the Korean stock market through the Period.

For the Period the South Korean stock market, as reflected by your Fund’s benchmark index, the MSCI Korea 25/50, declined 20.80% in US dollars whilst your Fund returned a negative 22.73%, again in US dollars. Disappointingly this result places the Fund in the 4th quartile of the Korean oriented peer group maintained by your board’s independent investment consultant. However, it is encouraging to note that since the end of the Period to the date of this report your Fund’s NAV has increased by 15.24% which represents a 1.71% outperformance of the benchmark.

The report of your investment adviser JPMorgan Asset Management (Asia Pacific) Limited follows and expands on these and other issues in greater detail.

The Korea Fund, Inc. Chairman’s Letter to Stockholders (continued)

Expenses

Of continuing significant interest to, and consumption of time of your board is the level of expenses incurred by the Fund. Whilst every effort has been taken to maintain such expenses at the lowest, constructive level and which, incidentally, have seen a decline in absolute terms over recent years, the continuing erosion of assets under management – due to a declining stock market, have worked against the total expense ratio (“TER”). As at the Period end, the TER is forecast at 176 basis points.

Share Price Discount to Net Asset Value.

As much due to the above-mentioned market malaise, the Fund’s share price has continued to trade at a significant discount relative to its Net Asset Value (“NAV”) and at a level greater than is considered acceptable by your board. Through the Period the discount has ranged from -8.5% to -19.2%. Your board continues to utilise market buy backs in an endeavour to reduce such discounts for the benefit of stockholders.

We thank you for your continued support through these difficult trading conditions for your Fund.

Yours very sincerely

For and On Behalf of the Korea Fund, Inc.

Julian Reid

25 February 2025

Semi-Annual Report

December 31, 2024

Table of Contents

1-3	Investment Adviser’s Report

4-5	Performance & Statistics

6-8	Schedule of Portfolio Investments

9	Statement of Assets and Liabilities

10	Statement of Operations

11	Statement of Changes in Net Assets

12	Financial Highlights

13-19	Notes to Financial Statements

20	Stockholder Meeting Results/Changes to the Board of Directors/Proxy Voting Policies & Procedures

21-22	Privacy Policy

23-25	Matters Relating to the Directors’ Consideration of the Investment Management Agreement

The Korea Fund, Inc. Investment Adviser’s Report

December 31, 2024 (unaudited)

Market Overview

Overview

In the six months to December 31, 2024, the KOSPI index (‘index’) fell 14.2% in local currency terms to finish at 2399. In USD terms, the index fell 19.7% as the Korean won (‘KRW’) weakened in the final two months of the year to create significant differences in the performance data reported in the local and foreign currencies. Over the calendar year 2024, the index fell 9.6% and 21.0% in local currency and USD terms, respectively.

The third quarter saw the index and KRW weaken on a slowing domestic economy amid lacklustre export momentum on key products including auto and memory chips. The fall was exacerbated in the fourth quarter on the back of uncertainties on Donald Trump winning his second term as the US President, faded expectations on stimulus from the Chinese government, and the short-lived martial law declaration by President Yoon which caused a meaningful impact on market volatility.

During the six months period, healthcare was the only sector generating positive returns given increased preference to more defensive positions as well as being beneficiaries of lower rates. On the other hand, Samsung Electronics was a key drag to both the index and Technology sector performance given the continued lack of progress in high specification high bandwith memory (‘HBM’), while materials and consumer discretionary also did poorly due to concerns over demand in areas such as autos, EV batteries and memory. The Korea Exchange also announced the members of the Value Up Index during the same period, which was greeted with disappointment due to a lack of clarity on index inclusion criteria.

South Korea’s real GDP for 3Q24 and 4Q24 rose by only 0.4% quarter on quarter (‘QoQ’) due to: 1) contraction of construction investment across both periods; 2) slowing exports momentum; and 3) private consumption remained subdued. Semiconductors remained a bright spot as evidenced by December’s 31.5% YoY gain. December saw exports to Taiwan record the highest growth (99.6% YoY), reflecting the increased partnership on semiconductors across the two countries.

Fund’s Performance

From July 1, 2024 to December 31, 2024, the total return of The Korea Fund, Inc.’s (the “Fund”) was -22.7% (net of fees) in U.S. dollar (“USD”) terms, underperforming the Fund’s benchmark, the MSCI Korea 25/50 Net Total Return USD Index by 1.9%.

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Investment Adviser’s Report

December 31, 2024 (unaudited) (continued)

Performance Attribution Review

Over the six-month review period the portfolio’s underperformance was due to sector allocation, while stock selection added some value.

At the sector level, being underweight in the industrials sector and overweight in the IT sector detracted the most value. The portfolio was also overweight in the financial sector which added value.

At a stock level, the top detractors were Celltrion, KB Financial and Korea Zinc. These were not held in the portfolio due to a lower valuation merit relative to sector peers. Celltrion outperformed along with the biotech sector which saw increased interest from investors on a lower interest rate outlook amid sluggish economic conditions. KB Financial outperformed on a strong capital position which has enabled the firm to take a leadership position in the value-up initiative. Korea Zinc outperformed on a dispute over control, exacerbated by the tight free float of its shares.

Top contributors were Shinhan Financial, Naver, and healthcare positions such as Hugel, Ligachem and Samsung Biologics. Shinhan Financial contributed on the back of the value-up announcement and solid earnings. Naver outperformed on signs of a recovery in e-commerce competitiveness as well as margins coming in better than expected on cost controls. Hugel outperformed due to a favourable US ITC ruling which enabled entry into the US market. Ligachem rose on the back of increased interest in the healthcare sector and successful out-licensing attempts. Samsung Biologics also contributed due to solid execution on deal wins, as well as being perceived as a beneficiary of the US Biosecure Act. Elsewhere, not owning POSCO also added to performance as demand supply dynamics in both EV battery materials and steel products remained lacklustre.

Market Outlook

Korea is likely going through the roughest patch of macro data with heightened uncertainties in politics, economy and trade. We expect these to improve in the second half of 2025 on the back of: 1) our belief that the impeachment case against President Yoon is strong – and we are likely to have a new government by the middle of 2025; and 2) the Bank of Korea’s monetary policy is likely to become more accommodative and the incoming government is likely to support the domestic economy through expansionary fiscal policy.

The KOSPI index continues to experience headwinds driven by a number of factors. These include the lacklustre performance of Samsung Electronics, uncertainty surrounding US policy and geopolitics, concerns over a slowing US economy, and most recently uncertainties in domestic politics post Yoon’s declaration of martial law. Looking ahead, we are constructive on

2	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Investment Adviser’s Report

December 31, 2024 (unaudited) (continued)

the Korean equity market due to: 1) HBM for AI led memory cycle; 2) continued global competitiveness of manufactured goods; 3) increasing demand for better corporate governance catalyzed by the Value-Up program; and 4) expectations for normalization of domestic demand in 2H25. We also anticipate that a new government will be formed in the middle of 2025, given the clarity of case against Yoon. The market expects the next government to be led by the Democratic Party which tends to favor expansionary fiscal policy and better relationships with China and North Korea.

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Performance & Statistics

December 31, 2024 (unaudited)

Total Return(1)	6 Months	1 Year	5 Year	10 Year
Market Price	(21.71)%	(19.27)%	(1.19)%	1.19%
Net Asset Value (“NAV”)	(22.73)%	(21.59)%	(1.81)%	0.86%
MSCI Korea 25/50 Index (Total Return)(2)	(20.80)%	(19.88)%	(1.58)%	1.61%
MSCI Korea Index (Total Return)(2)	(23.73)%	(23.40)%	(2.46)%	1.62%

Fund Performance Line Graph(1)

Premium (Discount) to NAV

December 31, 2014 to December 31, 2024

Industry Breakdown (as a % of net assets):

Others
22.3%
Technology Hardware, Storage
& Peripherals
23.8%
Electrical
Equipment
2.7%
Machinery
3.0%
Banks
10.7%
Life Sciences
Tools & Services
3.8%
Semiconductors
& Semiconductor
Equipment
10.7%
Electronic Equipment,
Instruments &
Components
4.7%
Automobiles
6.3%
Chemicals
6.1%
Interactive Media
& Services
5.9%

Market Price/NAV:
Market Price	$18.44
NAV(3)	$21.79
Discount to NAV	15.36%

Ten Largest Holdings (as a % of net assets):
1.	Samsung Electronics Co. Ltd.	22.0%
2.	SK Hynix, Inc.	9.3
3.	NAVER Corp.	4.9
4.	Hana Financial Group, Inc.	4.8
5.	Shinhan Financial Group Co. Ltd.	4.2
6.	LG Chem Ltd.	3.0
7.	Kia Corp.	2.9
8.	Samsung Biologics Co. Ltd.	2.9
9.	Samsung SDI Co. Ltd.	2.7
10.	Hyundai Motor Co. (Preference)	2.4

4	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Performance & Statistics

December 31, 2024 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on the proceeds of any sales of the Fund’s shares made by a shareholder. Total return for a period of more than one year represents the average annual total return.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index (Total Return) as the primary benchmark for the Fund. The MSCI Korea 25/50 Index (Total Return) is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s total assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return.
(3)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Schedule of Portfolio Investments

As of December 31, 2024 (unaudited)

Shares	Investments	Value
COMMON STOCKS–99.2%
	Aerospace & Defense–1.5%
36,850	Korea Aerospace Industries Ltd.*	$ 1,369,413

	Automobile Components–1.7%
9,700	Hyundai Mobis Co. Ltd.	1,542,656

	Automobiles–6.3%
6,500	Hyundai Motor Co.	922,810
20,700	Hyundai Motor Co. (Preference)	2,172,205
39,500	Kia Corp.	2,672,948

		5,767,963

	Banks–10.7%
135,500	BNK Financial Group, Inc.	946,565
113,500	Hana Financial Group, Inc.	4,342,883
46,000	KakaoBank Corp.*	649,944
117,620	Shinhan Financial Group Co. Ltd.	3,814,043

		9,753,435

	Biotechnology–1.3%
29,446	APRILBIO Co. Ltd.*	319,706
4,800	Hugel, Inc.*	906,227

		1,225,933

	Capital Markets–2.4%
21,900	Korea Investment Holdings Co. Ltd.*	1,050,152
37,700	Samsung Securities Co. Ltd.*	1,102,315

		2,152,467

	Chemicals–6.1%
44,700	Dongsung Finetec Co. Ltd.*	450,070
11,290	Hansol Chemical Co. Ltd.	733,315
19,000	Kumho Petrochemical Co. Ltd.*	1,163,541
16,400	LG Chem Ltd.*	2,747,522
4,320	Soulbrain Co. Ltd.*	477,337

		5,571,785

	Consumer Staples Distribution & Retail–0.8%
10,500	BGF retail Co. Ltd.*	726,112

	Electrical Equipment–2.7%
106,510	Doosan Enerbility Co. Ltd.*	1,252,232
4,800	POSCO Future M Co. Ltd.	453,490
18,650	Sung Woo Co. Ltd.*	215,492
39,700	Vitzrocell Co. Ltd.*	567,578

		2,488,792

	Electronic Equipment, Instruments & Components–4.7%
15,400	Samsung Electro-Mechanics Co. Ltd.*	1,277,320
15,000	Samsung SDI Co. Ltd.*	2,479,333
42,162	SOLUM Co. Ltd.*	546,693

		4,303,346

	Entertainment–2.0%
12,844	SHIFT UP Corp.*	548,615
24,700	SM Entertainment Co. Ltd.*	1,258,183

		1,806,798

	Financial Services–0.6%
106,000	NHN KCP Corp.*	506,614

6	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Schedule of Portfolio Investments

As of December 31, 2024 (unaudited) (continued)

Shares	Investments	Value
	Food Products–0.9%
4,500	CJ CheilJedang Corp.	$ 775,038

	Health Care Equipment & Supplies–0.6%
20,437	Nextbiomedical Co. Ltd.*	556,074

	Industrial Conglomerates–1.1%
11,300	SK, Inc.	1,003,055

	Insurance–1.9%
10,000	DB Insurance Co. Ltd.	694,803
16,300	Samsung Life Insurance Co. Ltd.*	1,043,055

		1,737,858

	Interactive Media & Services–5.9%
33,700	NAVER Corp.*	4,496,592
13,500	SOOP Co. Ltd.*	827,474

		5,324,066

	Life Sciences Tools & Services–3.8%
12,200	LigaChem Biosciences, Inc.*	892,116
4,050	Samsung Biologics Co. Ltd.*(a)	2,595,110

		3,487,226

	Machinery–3.0%
50,200	Hanwha Ocean Co. Ltd.*	1,260,737
32,864	Hy-Lok Corp.*	558,691
113,300	Samsung Heavy Industries Co. Ltd.*	864,426

		2,683,854

	Oil, Gas & Consumable Fuels–2.1%
50,000	S-Oil Corp.	1,867,055

	Passenger Airlines–1.0%
62,000	Korean Air Lines Co. Ltd.*	943,359

	Personal Care Products–1.1%
10,000	Cosmax, Inc.*	1,005,457

	Pharmaceuticals–1.8%
5,140	Hanmi Pharm Co. Ltd.	972,008
27,600	HK inno N Corp.*	668,248

		1,640,256

	Semiconductors & Semiconductor Equipment–10.7%
37,150	Eugene Technology Co. Ltd.*	778,311
29,700	HAESUNG DS Co. Ltd.*	466,366
73,700	SK Hynix, Inc.	8,445,307

		9,689,984

	Specialty Retail–0.7%
74,050	K Car Co. Ltd.	641,716

	Technology Hardware, Storage & Peripherals–23.8%
561,200	Samsung Electronics Co. Ltd.	20,027,439
54,200	Samsung Electronics Co. Ltd. (Preference)	1,609,847

		21,637,286

	Total Common Stocks (Cost $87,518,801)	90,207,598

	Total Investments–99.2% (Cost $87,518,801)	90,207,598
	Other Assets Less Liabilities–0.8%	720,394

	Net Assets–100.0%	$90,927,992

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Schedule of Portfolio Investments

As of December 31, 2024 (unaudited) (continued)

Percentages indicated are based on net assets.

Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
*	Non-income producing security.

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total

Investments in Securities

Common Stocks

Aerospace & Defense	$—	$1,369,413	$—	$1,369,413

Automobile Components	—	1,542,656	—	1,542,656

Automobiles	—	5,767,963	—	5,767,963

Banks	—	9,753,435	—	9,753,435

Biotechnology	—	1,225,933	—	1,225,933

Capital Markets	—	2,152,467	—	2,152,467

Chemicals	—	5,571,785	—	5,571,785

Consumer Staples Distribution & Retail	—	726,112	—	726,112

Electrical Equipment	215,492	2,273,300	—	2,488,792

Electronic Equipment, Instruments & Components	—	4,303,346	—	4,303,346

Entertainment	—	1,806,798	—	1,806,798

Financial Services	—	506,614	—	506,614

Food Products	—	775,038	—	775,038

Health Care Equipment & Supplies	—	556,074	—	556,074

Industrial Conglomerates	—	1,003,055	—	1,003,055

Insurance	—	1,737,858	—	1,737,858

Interactive Media & Services	—	5,324,066	—	5,324,066

Life Sciences Tools & Services	—	3,487,226	—	3,487,226

Machinery	—	2,683,854	—	2,683,854

Oil, Gas & Consumable Fuels	—	1,867,055	—	1,867,055

Passenger Airlines	—	943,359	—	943,359

Personal Care Products	—	1,005,457	—	1,005,457

Pharmaceuticals	—	1,640,256	—	1,640,256

Semiconductors & Semiconductor Equipment	—	9,689,984	—	9,689,984

Specialty Retail	—	641,716	—	641,716

Technology Hardware, Storage & Peripherals	—	21,637,286	—	21,637,286

Total Common Stocks	$215,492	$89,992,106	$—	$90,207,598

Total Investments in Securities	$215,492	$89,992,106	$—	$90,207,598

8	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24 |	See Notes to Financial Statements

The Korea Fund, Inc. Statement of Assets and Liabilities

As of December 31, 2024 (unaudited)

Assets:

Investments, at value	$90,207,598

Cash	71,799

Foreign currency, at value	603,864

Prepaid expenses and other assets	90,951

Receivables:

Investment securities sold	1,671,400

Dividends (net of withholding taxes)	391,369

Total Assets	93,036,981

Liabilities:

Payables:

Distributions to stockholders	1,895,319

Investment securities purchased	91,628

Accrued liabilities:

Investment Management fees	57,942

Custodian, administrator and accounting agent fees	39,087

Other	25,013

Total Liabilities	2,108,989

Net Assets	$90,927,992

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to $4,172,148 shares issued and outstanding)	$41,721

Paid-in-capital in excess of par	105,569,960

Total distributable earnings (loss)	(14,683,689)

Net Assets	$90,927,992

Net Asset Value Per Share	$21.79

Cost of investments	$87,518,801

Cost of foreign currency	605,940

See Notes to Financial Statements	| 12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Operations

For the Six Months Ended December 31, 2024 (unaudited)

Investment Income:

Interest income	$4,188

Dividend income	851,332

Foreign taxes withheld (net)	(142,628)

Total investment income	712,892

Expenses:

Management fees (See Note 3)	418,700

Interest expense	43

Legal	92,347

Directors	125,811

Custodian, administrator and accounting agent fees	113,010

Insurance	53,189

Audit and tax services	46,566

Stockholder communications	38,732

Transfer agent	19,622

Other	16,593

Total expenses	924,613

Net investment income (loss)	(211,721)

Realized/Unrealized Gains (Losses):

Net realized gain (loss) on transactions from:

Investments	4,010,431

Foreign currency transactions	(15,952)

Net realized gain (loss)	3,994,479

Change in net unrealized appreciation/depreciation on:

Investments	(32,877,804)

Foreign currency translations	(12,744)

Change in net unrealized appreciation/depreciation	(32,890,548)

Net realized/unrealized gains (losses)	(28,896,069)

Change in net assets resulting from operations	$(29,107,790)

10	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24 |	See Notes to Financial Statements

The Korea Fund, Inc. Statement of Changes in Net Assets

For the Periods Indicated

	Six Months Ended December 31, 2024 (unaudited)	Year Ended June 30, 2024

Change in Net Assets Resulting from Operations:

Net investment income (loss)	$(211,721)	$444,714

Net realized gain / (loss)	3,994,479	(3,709,914)

Change in net unrealized appreciation/depreciation	(32,890,548)	13,781,634

Change in net assets resulting from operations	(29,107,790)	10,516,434

Distributions to Stockholders:

Distributable earnings	(1,895,319)	—

Common Stock Transactions:

Cost of shares repurchased/tendered	(17,188,829)	(2,114,692)

Net Assets:

Change in net assets	(48,191,938)	8,401,742

Beginning of period	139,119,930	130,718,188

End of period	$90,927,992	$139,119,930

Shares Activity:

Shares outstanding, beginning of year	4,833,922	4,929,184

Shares repurchased/tendered	(661,774)	(95,262)

Shares outstanding, end of year	4,172,148	4,833,922

See Notes to Financial Statements	| 12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period^:

	Six Months Ended December 31, 2024 (unaudited)		Year ended June 30,
			2024	2023	2022	2021	2020
Net asset value, beginning of period	$28.78		$26.52	$28.54	$54.37	$31.09	$32.78
Investment Operations:
Net investment income (1)	(0.05)		0.09	0.19	0.32	0.21	0.16
Net realized and change in unrealized gain (loss)	(6.60)		2.08	1.06	(17.05)	23.58	(1.85)
Total from investment operations	(6.65)		2.17	1.25	(16.73)	23.79	(1.69)
Dividends and Distributions to Stockholders from:
Net investment income	(0.45)		—	(0.03)	(2.05)	(0.53)	(0.07)
Net realized gains	—		—	(3.27)	(7.06)	—	—
Return of capital	—		—	(0.02)	—	—	—
Total dividends and distributions to stockholders	(0.45)		—	(3.32)	(9.11)	(0.53)	(0.07)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	0.11		0.09	0.05	0.01	0.02	0.07
Net asset value, end of period	$21.79		$28.78	$26.52	$28.54	$54.37	$31.09
Market price, end of period	$18.44		$24.13	$23.14	$24.35	$46.16	$25.85
Total return: (2)
Net asset value	(22.73)%		8.52%	5.34%	(35.39)%	76.93%	(4.96)%
Market price	(21.71)%		4.28%	8.60%	(33.55)%	80.66%	(10.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$90,928		$139,120	$130,718	$142,800	$272,946	$156,745
Ratio of expenses to average net assets	1.55	%(3)	1.44%	1.46%	1.21%	1.12%	1.22%
Ratio of net investment income to average net assets	(0.35	)%(3)	0.34%	0.70%	0.77%	0.46%	0.52%
Portfolio turnover rate	31%		48%	37%	35%	81%	42%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding during the period.
(2)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specifiedperiod from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return does not reflect the deduction of taxes that a shareholder may pay on the receipt of distributions made by the Fund or on proceeds of any sales of the Fund’s shares made by a shareholder. Total return on net asset value may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized. Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
(3)	Annualized.

12	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24 |	See Notes to Financial Statements

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2024 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”) serves as the Fund’s investment manager. The Fund has authorized 200 million shares of common stock with $0.01 par value. The Korea Fund has filed a notice under the Commodity Exchange Act under Regulation 4.5 that The Korea Fund is operated by JPMorgan Asset Management (Asia Pacific) Limited, a registered investment adviser that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and the Board of Directors of the Fund (the “Board” or the “Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Directors’ maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair valued, in good faith, under Rule 2a-5, 1940 Act, the Manager has been designated as “valuation designee”, pursuant to procedures established by the Board, or persons acting at their discretion (“Valuation Committee”) pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2024 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—unadjusted quoted prices in active markets for identical investments that the Fund has the ability to access
•	Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
•	Level 3—valuations based on significant unobservable inputs (including the Investment Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2024 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown gross of any foreign taxes withheld on income from foreign securities.

14	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2024 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Adviser has reviewed the Fund’s tax positions for all open tax years.

As of December 31, 2024, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.18% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.35% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the six months ended December 31, 2024, the Fund incurred $92,251 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. These transaction costs are not accrued and are accounted for on a paid basis only. The transaction tax is levied as a percentage of the fair market value at the time of disposal and is deducted from the sale proceeds so the Fund receives the net proceeds only. No accrual for this transaction tax is included in the fair market value price used to value each security on a daily basis. Net realized gain (loss) on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2024 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2024, the Korean WON (“W”)/U.S. dollar (“$”) exchange rate was W 1,471.95 to $1.

(h) Securities Lending

The Fund may engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Goldman Sachs Bank USA (‘Goldman Sachs’) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the ‘Securities Lending Agency Agreement’). Securities loaned are collateralized by cash equal to at least 100% of the market value of the loaned securities, which is invested in shares of the Goldman Sachs Financial Square Government Fund. During the term of the loan, the Fund will continue to receive any dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower and/or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statement of Operations. Income generated from the investment of cash collateral, less negotiated rebate fees paid to borrowers and transaction costs, is allocated between the Fund and securities lending agent. Cash collateral received for securities on loan is invested in securities identified in the Schedule of Investments and the corresponding liability is recognized as such in the Statement of Assets and Liabilities. Loans are subject to termination at the option of the borrower or the Fund. Under the Securities Lending Agency Agreement, Goldman Sachs marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 105% of the value of the loaned securities (102% for U.S. securities), Goldman Sachs requests additional cash from the borrower so as to maintain a collateralization level of at least 105% of the value of the loaned securities plus accrued interest (102% for U.S. securities), subject to certain de minimus amounts.

Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders’, administration and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Fund also bears the risk of loss in the event the securities purchased with cash collateral depreciate in value.

The Fund did not have any securities on loan during the six months ended or at December 31, 2024.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

16	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2024 (unaudited) (continued)

2. Principal Risks (continued)

The Fund may be subject to increased risk to the extent it allocates assets among investment styles and certain styles under-perform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on the Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may last for an extended period of time, result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Adviser or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out the Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing could impair Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the respective Fund.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Adviser

The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) with the Investment Adviser. Subject to the supervision of the Fund’s Board, the Investment Adviser is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the investment adviser receives an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million.

4. Related Party, Other Service Provider Transactions and Directors

JPMorgan Asset Management (Asia Pacific) Limited (the “Investment Adviser”), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) provides investment advisory services to the Fund under the terms of an investment advisory agreement. See Section 3 Investment Adviser of this report for details of the fee relating to that agreement.

During the six months ended December 31, 2024, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2024 (unaudited) (continued)

4. Related Party, Other Service Provider Transactions and Directors (continued)

(a) Related Party, Other Service Provider Transactions

Pursuant to an Administration Agreement, JPMorgan Chase Bank N.A. (‘JPMCB’) (the ‘Administrator’), an affiliate of JPMorgan Asset Management (Asia Pacific) Limited (the ‘Investment Adviser’) provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of $78,000.

Pursuant to a Global Custody Agreement, JPMCB also provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The accounting fee is subject to a minimum annual fee of $20,000. The amounts paid directly to JPMCB by the Fund for administration, custody and accounting services are included in Custodian, administrator and accounting agent fees on the Statement of Operations.

Pursuant to a Services Agreement, JPMorgan Funds Limited (‘JPMFL’), an affiliate of the Investment Adviser, provides various services (including fund secretarial and administration services) for the Fund. JPMFL receives no compensation from the Fund for these services, JPMFL receives its fee from its affiliate, JPMorgan Asset Management (Asia Pacific) Limited in the form of an intercompany credit.

(b) Directors

The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $57,000, the Audit Committee Chairman $65,000 and the Chairman $71,000 which includes a $2,500 attendance fee. Per Special In-Person Meeting a fee of $3,000 is payable or $1,000 per special Board meeting attended telephonically. In addition, each director is eligible to receive a per diem fee of $2,000 per day, or pro-rated fee for a lessor period, as compensation for taking on special assignments. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments will be provided to the full Governance, Nominating and Remuneration Committee at their next regular meeting.

5. Investments in Securities

For the six months ended December 31, 2024, purchases and sales of investments, other than short-term securities were $36,046,046 and $55,358,260, respectively.

6. Income Tax Information

At December 31, 2024, the cost basis of portfolio securities for federal income tax purposes was $87,518,801. Gross unrealized appreciation was $18,427,685 gross unrealized depreciation was $15,738,888; and net unrealized appreciation was $2,688,797.

7. Discount Management Program / Conditional Tender Offer Policy

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year. The shares are permitted to be repurchased at differing trigger levels without announcement. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Adviser.

For the six months ended December 31, 2024, the Fund repurchased 57,630 shares of its common stock on the open market, which represented 1.19% of the shares outstanding at June 30, 2024 at a total cost, inclusive of commissions (charged on a tiered rate basis), of $1,227,344 at a per-share weighted average discount to NAV of 16.35%. For the year ended June 30, 2024, the Fund repurchased 95,262 shares of its common stock on the open market, which represented 1.93% of the shares outstanding at June 30, 2023 at a total cost, inclusive of commissions (charged on a tiered rate basis), of $2,114,692 at a per-share weighted average discount to NAV of 16.83%.

On December 3, 2020, the Board announced that it had adopted a conditional tender offer policy (the “Policy”). Under the Policy, the Fund will conduct a tender offer to purchase up to 25% of its outstanding shares on or before September 30, 2024 and thereafter on each third anniversary of the September 30, 2024, if the Fund’s total return investment performance measured on a net asset value basis does not equal or exceed the total return investment performance of the MSCI Korea 25/50 Index during the period commencing on April 1, 2021 and ending on June 30, 2024 (the “Initial Tender Offer Measurement Period”),

18	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2024 (unaudited) (continued)

7. Discount Management Program / Conditional Tender Offer Policy (continued)

On July 1, 2024 the Board announced that the Fund’s provisional total return investment performance was marginally less than that of the Index during the Initial Tender Offer Measurement Period. The provisional figures indicate that over the Initial Tender Offer Measurement Period the Fund’s net asset value total return was -19.62% and the Fund’s Index total return was -19.30%, an underperformance of 0.32%.

Following confirmation of the results, on July 10, 2024 the Board announced that it had authorized the Fund to conduct a tender offer to purchase for cash up to 12.5% of the Fund’s issued and outstanding common stock, at a price per share equal to 98.5% of the NAV per share determined on the date the tender offer expires (the “Tender Offer”). As of July 10, 2024, the Fund had 4,833,153 shares of common stock outstanding and net assets of $142.9 million.

On August 16, 2024 the Board announced the tender offer commencement date of August 16, 2024 for the required minimum period of 20 business days, expiring on September 16, 2024. The terms and conditions of the Tender Offer, including the dates of the commencement and expiration in the Fund’s offering materials, were filed with the Securities and Exchange Commission (“SEC”) and distributed to common stockholders on August 16, 2024 following ratification by the Board. Among other terms, the offering materials provided that, if more than 12.5% of the Fund’s outstanding common stock is tendered in the Tender Offer, and not withdrawn, the Fund will purchase shares from tendering stockholders on a pro rata basis, such that stockholders cannot be assured that the Fund will purchase all of any individual stockholder’s tendered shares. The offering materials also provided that the Fund may not accept shares tendered under various circumstances such as overly volatile conditions brought about by extraneous, geopolitical factors that, in the view of the Board, would make it inadvisable to proceed with the Tender Offer.

In addition to the shares repurchased in the six months ended December 31, 2024 the Fund, in accordance with its conditional tender offer policy announced on December 3, 2020, conducted a tender offer to purchase for cash up to 12.5% of its issued and outstanding common stock. The results of this tender offer were announced on September 19, 2024; 604,144 shares of its common stock were tendered at a price of $26.42, resulting in a total cost of $16.0m.

The next performance measurement period under the Fund’s Tender Offer Policy runs from July 1, 2024, through June 30, 2027.

8. Fund Ownership

At December 31, 2024, the City of London Investment Group PLC, Lazard Asset Management LLC, 1607 Capital Partners LLC, Allspring Global Investments Holdings LLC and Ohio Public Employees Retirement System held approximately 23%, 14%, 8%, 7% and 7% respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Stockholder Meeting Results

Annual Stockholder Meeting Results

The Fund held its annual meeting of stockholders on October 30, 2024. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Re-election Madam Yan Hu who serves as a Class III Director	3,660,421	206,823	33,634
Re-election Mr. Richard A. Silver who serves as a Class III Director	3,644,236	216,669	39,970

Mr. Julian MI. Reid, who serves as a Class I Director and

Mr. Matthew J. Sippel, who serves as a Class II Director continue to serve as Directors of the Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (866) 706-0510; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

20	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Privacy Policy (unaudited)

FACTS	WHAT DOES THE KOREA FUND, INC. DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  transaction history and account transactions

∎  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Korea Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Korea Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For marketing purposes — to offer our products and services to you	YES	NO
For joint marketing with other financial companies	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your transactions and experiences	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your creditworthiness	NO	WE DON’T SHARE
For nonaffiliates to market to you	NO	WE DON’T SHARE

QUESTIONS?	Call 1-866-706-0510 or go to www.thekoreafund.com

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	21

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

Who we are
Who is providing this notice?	The Korea Fund, Inc.

What we do
How does The Korea Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does The Korea Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

∎  open an account or provide account information

∎  give us your contact information or pay us by check

∎  make wire transaction

We also collect your personal information from others such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ The Korea Fund, Inc. does not jointly market.

22	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement

The Investment Company Act of 1940 (the “1940 Act”) requires that both the full Board of Directors and a majority of the Directors of the Fund who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Directors”), voting separately, annually approve the continuation of the Fund’s investment advisory agreement (the “Agreement”) with the Investment Adviser. The Fund’s Board is comprised of four Directors, all of whom are Independent Directors. At an in-person meeting, the Board approved the continuation of the Agreement for an additional one-year term commencing January 1, 2025, and held additional meetings to consider various aspects of the information provided by the Investment Adviser and its affiliates in connection with their review, as summarized below (together, the “Review Meetings”). The Board approved the continuation of the Agreement at the recommendation of the Board’s Contracts Committee, which is comprised of all four Independent Directors, and which met separately from management in connection with the Review Meetings. Throughout the Board’s process for considering the proposed continuation of the Agreement, the Directors received legal advice from legal counsel that is experienced in 1940 Act matters, and with whom they met separately throughout the process.

The Agreement took effect for an initial two-year term on January 1, 2021, in connection with a transition (the “JPMorgan Transition”) of the Fund’s day-to-day portfolio management, administration, fund accounting, custody and other services from the Fund’s prior investment manager to the Investment Adviser and various of its affiliates (“Other JPMorgan Entities” and, together with the Investment Adviser, “JPMorgan”). The Agreement was initially approved by the Board and the Fund’s stockholders in connection with the JPMorgan Transition. Pursuant to the Agreement, the Investment Adviser provides the day-to-day portfolio management services required by the Fund and receives in return an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million. In connection with the JPMorgan Transition, the Board also unanimously approved (i) a Services Agreement between the Fund and JPMorgan Funds Limited (“JPMFL”), pursuant to which JPMFL provides or procures compliance, legal, recordkeeping, service provider oversight and other administrative services for the Fund, including the provision of personnel of JPMFL or its affiliates to serve as officers of the Fund, (ii) a Fund Administrative Services Agreement between the Fund and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), pursuant to which JPMorgan Chase provides fund accounting, financial regulatory and reporting, treasury, tax, compliance reporting and other administrative services for the Fund, and (iii) a Global Custody Agreement between the Fund and JPMorgan Chase, pursuant to which JPMorgan Chase serves as custodian and provides related services on behalf of the Fund (together, the “Other JPMorgan Agreements”). The Board also approved a Fee Agreement with JPMorgan setting forth fees and expenses to be paid or reimbursed to JPMorgan Chase for fund accounting and other administrative services and custody services under the Fund Administrative Services Agreement and Global Custody Agreement and an expense limitation arrangement (the “Expense Limitation”) pursuant to which the Investment Adviser has agreed to waive a portion of its investment advisory fee and/or pay expenses of the Fund such that, for a three-year period following the initial effectiveness of the Agreement, the Fund’s fees and expenses for administrative services provided by the prior investment manager will not exceed $78,000 per annum and fees and expense for fund accounting services provided by the prior investment manager will not exceed $20,000 per annum.

In connection with the JPMorgan Transition, the Board also adopted a policy (the “Tender Offer Policy”) pursuant to which it will cause the Fund to conduct an issuer tender offer for up to twenty-five percent (25%) of its then issued and outstanding shares of common stock on or before September 30, 2024, and thereafter on each third year anniversary, if the Fund’s total return investment performance measured on a net asset value basis does not equal or exceed the total return investment performance of the MSCI Korea 25/50 Index (the “Index”), (as described and measured in the Fund’s June 30, 2020 annual shareholder report) during the period commencing on April 1, 2021 and ending on June 30, 2024 (the “Initial Tender Offer Measurement Period” or “ITOM”), and for three-year measurement periods thereafter. The Directors may not terminate or amend the Tender Offer Policy without shareholder approval. However, the size of any such tender offer (up to twenty-five percent (25%)), the price at which shares are to be tendered and other terms and conditions of such tender offer would be determined by the Board in its discretion based on its review and consideration of the then-current size of the Fund, market conditions and other factors it deems relevant.

On July 10, 2024, the Board announced that the definitive comparative performance results for the ITOM confirmed that the Fund’s NAV total return was marginally less than that of the Index total return during the ITOM. Taking into account various factors, including recent volatility in performance, and in accordance with the Tender Offer Policy, the Board authorized the Fund to conduct a tender offer to purchase for cash up to 12.5% of the Fund’s issued and outstanding common stock, at a price per share equal to 98.5% of the NAV per share determined on the date the tender offer expired (the “Tender Offer”). The Tender Offer commenced on August 16, 2024 and ran through September 16, 2024. On September 19, 2024 the Fund announced that the Tender Offer had been oversubscribed, and confirmed that the Fund would purchase 12.5% of its respective outstanding common shares on a pro-rata basis, based on the number of shares properly tendered. The second measurement period under the Tender Offer Policy commenced on July 1, 2024 and will run through June 30, 2027.

Prior to the Review Meetings, on behalf of the Directors, Fund counsel provided a written request for information from the Investment Adviser and other applicable JPMorgan Entities to provide all information as may reasonably be

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	23

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement (continued)

necessary for the Directors to evaluate the terms of the Agreement and its proposed continuation. In response to this request, the Board received and relied upon materials provided by or at the request of the Investment Adviser and other Other JPMorgan Entities. This information included, among other items, information from Broadridge Financial Solutions (“Broadridge”), an independent third-party consultant, comparing the Fund’s investment performance and fees and expenses with a peer group of U.S. domiciled closed-end funds selected by Broadridge from Morningstar’s database with strategies that invest in equity securities in the Asia Pacific region (the “Broadridge Peer Group”) and with the funds in the broader Morningstar Miscellaneous Region category (the “Broadridge Classification”). The Directors also received information compiled from Morningstar regarding the investment performance of the Fund in comparison to funds and accounts managed by JPMorgan and other managers that focus on Korean equity securities. The Directors also received and reviewed performance information for the Fund in comparison to its benchmark indices (MSCI Korea and MSCI Korea 25-50). The performance information received by the Directors covered various periods through September 30, 2024. Among other information, the Directors also took into account (i) information regarding the background and qualifications of the portfolio managers and other personnel at the Investment Adviser who provide investment management, research, portfolio trading and other asset management services on behalf of the Fund and related technologies and systems in place at the Investment Adviser; (ii) information regarding the overall organization of the Investment Adviser and other applicable Other JPMorgan Entities, including the most recent audited financial statements of the Investment Adviser’s parent company, JPMorgan Chase & Co.; (iii) information regarding the estimated annual profitability to the Investment Adviser and its affiliates from their relationship with the Fund under the Agreement and other arrangements with Other JPMorgan Entities; (iv) descriptions of the compliance policies and program of the Investment Adviser and Other JPMorgan Entities applicable to the Fund; (vi) descriptions of the various programs in place at the Investment Adviser and otherwise at JPMorgan to oversee and manage various categories of investment, operational, business and strategic and other risks, including with respect to business continuity and disaster recovery and cybersecurity and data security risks; (vii) a description of any “fall-out” benefits that JPMorgan may realize as a result of its relationship with the Fund; and (viii) information regarding potential economies of scale that the Investment Adviser may experience in its management of the Fund.

The Directors also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at regular meetings throughout the year, some of which is identified above. This included, among other information, reports on the Fund’s net asset value and market price investment performance, information regarding the Fund’s share price trading discount and activity under the Fund’s share repurchase program designed to address a trading discount, and periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, securities lending, compliance, and shareholder and other services provided by the Investment Adviser and Other JPMorgan Entities.

In determining to approve the continuation of the Agreement for a one-year period, the Directors considered all factors that they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the Fund’s stockholders. In evaluating the terms of the Agreement, the Board did not identify any single factor as controlling, and individual members of the Board did not necessarily attribute the same weight or importance to each factor, nor are the items described herein all-encompassing of the matters considered by the Board. Further, the Board’s review of the Agreement is the result of review and discussion over a period of years, rather than one particular period. The Directors’ conclusions may be based, in part, on their consideration of these arrangements during the course of the year and in prior years.

During the course of the Review Meetings, the Directors examined the nature, quality and extent of the services provided by the Investment Adviser and Other JPMorgan Entities to the Fund. Among other information, the Directors considered the investment philosophy and research and decision-making processes employed by the Investment Adviser; the experience of key advisory personnel of the Investment Adviser who are responsible for portfolio management and trading for the Fund; the ability of the Investment Adviser to attract and retain capable personnel; and the capabilities of the senior management and staff of the Investment Adviser and Other JPMorgan Entities who provide services to the Fund, including those who serve as officers of the Fund. In addition, the Directors considered the quality of services provided by the Investment Adviser and Other JPMorgan Entities with respect to regulatory compliance and compliance with the investment policies and restrictions of the Fund; the nature and quality of the supervisory and administrative services that Other JPMorgan Entities are responsible for providing to or procuring for the Fund; and conditions that might affect the abilities the Investment Adviser or Other JPMorgan Entities to provide high-quality services to the Fund under the Agreement and Other JPMorgan Agreements.

In considering the Fund’s relative investment performance, the Directors focused mainly on periods commencing with the Investment Adviser’s assumption of portfolio management responsibilities for the Fund on January 1, 2021 following the JPMorgan Transition. The Directors took into account that the Fund’s total return performance based on net asset value underperformed the benchmark indices and the Broadridge Peer Group median for the three-year period ended September 30, 2024 and in addition for the one year period also underperformed the benchmark and the peer group. They noted that the Fund’s performance relative to the Broadridge Peer Group, the Directors took into

24	The Korea Fund, Inc. Semi-Annual Report	| 12.31.24

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Advisory Agreement (continued)

account that the peer group consists of only three other closed-end funds that invest in equity securities in the Asia Pacific region, none of which focuses mainly on South Korean equity securities like the Fund. In this regard, the Directors took into account that the peer group comparisons may not be particularly apt and concluded that the Fund’s performance relative to its benchmark indices provides more useful comparative information.

Based on the foregoing and other considerations, the Directors concluded that the Investment Adviser’s investment process, research capabilities and philosophy continue to be well suited to the Fund given its investment objective and policies, and that the Investment Adviser and Other JPMorgan Entities will be able to continue to meet any reasonably foreseeable obligations under the Agreement and Other JPMorgan Agreements. The Directors also took into account that the conditional performance-based Tender Offer Policy for the Fund described above will continue to be used as a means to monitor the Fund’s performance and signal potential action in the event of underperformance subsequent to the JPMorgan Transition.

In assessing the reasonableness of the fees payable under the Agreement, the Directors took into account, among other factors, information provided by Broadridge comparing the Fund’s fees and total expenses with the investment management fees and total expenses of funds in the Broadridge Peer Group and Broadridge Classification. The Directors noted that the Fund’s effective advisory fee rate under the Agreement and total expenses were below the median fees and expenses of both the Broadridge Peer Group and Classification. The Directors also considered that the Fund’s total expense ratio has risen due to the Fund’s asset declines from negative market performance and its share repurchase program, but noted that the Expense Limitation observed by the Adviser will remain in place through the end of the proposed one-year continuance of the Agreement and continue to limit the Fund’s total expenses.

The Directors also took into account information regarding the management fees charged by the Investment Adviser to comparable funds and accounts it manages (none of which are U.S. registered closed-end funds), but in doing so considered that these comparisons may not be particularly apt in light of differences in levels of investment management and administrative services, operations, regulatory and compliance burdens and other factors differentiating the Fund from other types of funds or accounts.

The Directors also considered an estimated annual profitability analyses provided by the Investment Adviser and Other JPMorgan Entities with respect to their relationships with the Fund, including descriptions of the methodologies and assumptions used in estimating profitability. Based on the information provided, the Directors determined, taking into account the various assumptions made, that such estimated profitability did not appear to be excessive.

The Directors also took into account the entrepreneurial and business risks to which the Investment Adviser and Other JPMorgan Entities are subject in their roles as investment adviser, administrator, fund accountant and custodian for the Fund.

The Directors also considered the extent to which the Investment Adviser and Other JPMorgan Entities may realize economies of scale or other efficiencies in managing and supporting the Fund. The Directors noted that, as a listed closed-end fund, it is not currently anticipated that the Fund will raise additional assets or otherwise grow in size other than through possible investment gains. However, the Directors took into account, among other factors, that Agreement imposes a fee waiver/breakpoint from 0.70% to 0.65% on the Fund’s average daily net assets in excess of $250 million, which would serve as a means of partially sharing economies of scale or efficiencies gained by the Investment Adviser through asset growth above this level with Fund stockholders.

Additionally, the Directors considered so-called “fall-out benefits” to JPMorgan from the Investment Adviser’s relationship as investment adviser to the Fund, such as research, statistical and quotation services, if any, the firm may receive from broker-dealers executing the Fund’s portfolio transactions or reputational value derived from serving as investment adviser to the Fund. They also considered the compensation and other benefits received by Other JPMorgan Entities, including JPMFL and JPMorgan Chase, for providing administrative, fund accounting, custody and other services to the Fund pursuant to the Other JPMorgan Agreements.

After reviewing and considering these and other factors described herein, the Directors concluded, in their business judgment, within the context of their overall conclusions regarding the Agreement and other arrangements with JPMorgan, and based on information provided and related representations made by the Investment Adviser and Other JPMorgan Entities, that they were satisfied that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Adviser. Based on their evaluation of factors that they deemed to be material, including but not limited to those factors described above, the Board and the Independent Directors unanimously approved the continuance of the Agreement for an additional one-year term commencing January 1, 2025, having concluded that the terms of the Agreement are fair and reasonable to the Fund.

12.31.24 |	The Korea Fund, Inc. Semi-Annual Report	25

Directors	Officers
Julian M.I. Reid Chairman of the Board of Directors Richard A. Silver Matthew J. Sippel Madam Yan Hu Chief Legal Officer Carmine Lekstutis

Simon J. Crinage
President and Chief Executive Officer

Neil S. Martin
Treasurer, Principal Financial and Accounting Officer

Paul F. Winship
Vice President and Secretary

Stephen M. Ungerman
Chief Compliance Officer

Investment Adviser

JPMorgan Asset Management (Asia Pacific) Limited

19th Floor, Chater House, 8 Connaught Road Central

Hong Kong

Fund Services Provider

JPMorgan Funds Limited,

60 Victoria Embankment

London EC4Y 0JP

UK

Custodian & Accounting Agent

JPMorgan Chase Bank N.A,

383 Madison Avenue , 11th Floor

New York, NY 10179

USA

Transfer Agent, Dividend Paying Agent and Registrar

Equiniti Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

USA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

USA

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

USA

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (866) 706-0510.

AZ612SAR-12.31.24

1228050

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not Applicable

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 14. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased		(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1-31, 2024	769		24.330	769	483,315 shares
August 1-31, 2024	—		—	769	483,315 shares
September 1-30, 2024	604,144	*	26.420	604,913	422,900 shares
October 1-31, 2024	25,544		22.329	630,457	420,346 shares
November 1-30, 2024	18,262		20.591	648,719	418,520 shares
December 1-31, 2024	13,055		19.812	661,774	417,214 shares
Total	661,774

*	This amount relates solely to the one-off tender offer that took place in September 2024. This does not impact the maximum number of shares that may be repurchased in column (d).

[1]	Subject to commission fees on a tiered rate basis. Once commissions of $10,000 have been paid the rate is $0.07 per share repurchased with a minimum $100 on any trade day on which purchases occur..
[2]

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), as amended, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting, except that the control procedures of the current Investment Adviser were adopted on their appointment effective January 1,2021.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)

(1) Gross income from securities lending activities: $0

(2) All fees and/or compensation for securities lending activities and related services: $0

(3) Aggregate fees/compensation: $0

(4) Net income from securities lending activities: $0

(b) The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Goldman Sachs Financial Square Government Fund. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not Applicable

ITEM 19. EXHIBITS

(a)(1) Not required in this filing

(a)(2) Not applicable

(a)(3) Exhibit 99_CERT. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(4) Not applicable

(b) Exhibit 99.906_CERT. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date:	March 5, 2025

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and
Accounting Officer

Date:	March 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date:	March 5, 2025

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and
Accounting Officer

Date:	March 5, 2025